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 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    July 22, 2004

 PanAmSat Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-22531	95-4607698
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

20 Westport Road, Wilton, CT	06897
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    (203) 210-8000

(Former name and former address, if changed since last report.)

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On July 22, 2004, PanAmSat Corporation (the "Company") recasted the financial statements and management's discussion and analysis of financial condition ("MD&A") sections included in the Company's Annual Report on Form 10-K for the annual periods ended December 31, 2003 filed on March 15, 2004, as amended by the Form 10-K/A filed on April 29, 2004 and as amended by the Form 10-K/A filed on July 13, 2004 (the "2003 Financial Statements and MD&A"). The Company's financial statements and MD&A included in its quarterly report on Form 10-Q for the quarterly period ended March 31, 2004 contained disclosures related to its operating segments. The purpose of this change to the 2003 Financial Statements and MD&A was to include disclosures regarding its two operating segments, to be consistent with the disclosures included within its quarterly report on Form 10-Q for the period ended March 31, 2004. The recasted 2003 financial statements and MD&A also include disclosures for material subsequent events through July 22, 2004.

        The recasted financial statements and MD&A sections are attached as Exhibit 99.1 hereto and are incorporated herein by reference. In addition, attached as Exhibit 99.2 hereto and incorporated herein by reference is the consent of the Company's independent registered public accounting firm to include its audit opinion for the restated financial statements in this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2004	PANAMSAT CORPORATION Registrant
	By:	/s/ JAMES W. CUMINALE Name: James W. Cuminale Title: Executive Vice President, Corporate Development General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Recasted Financial Information.
99.2	Consent of Independent Registered Public Accounting Firm.

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SIGNATURES
EXHIBIT INDEX